UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2013 (December 13, 2013)

SHIRE PLC
(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	0-29630	98-0601486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin 24, Republic of Ireland (Address of principal executive offices)

Registrant’s telephone number, including area code: +353 1 429 7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01. Entry into a Material Definitive Agreement

As previously reported, on November 11, 2013, Shire plc (as guarantor and an original borrower) (“Shire”) and Shire Global Finance (as an original borrower) entered into a US $2.60 billion Facilities Agreement (the “Facilities Agreement”) with, among others, Morgan Stanley Bank International Limited (acting as lead arranger and agent).  The Facilities Agreement initially comprised two credit facilities: (i) a US $1.75 billion term loan facility and (ii) a US $0.85 billion term loan facility.

On December 13, 2013, Shire and Morgan Stanley International Limited, among others, entered into a letter agreement (the “Letter Agreement”) pursuant to which Shire exercised its right to cancel US$ 0.85 billion of the US $1.75 billion term loan facility, and therefore, as of December 13, 2013, the US $1.75 billion term loan facility has been reduced to a $0.90 billion term loan facility.

As previously reported, the US $0.90 billion term loan facility (previously the US $1.75 billion term loan facility), may be used only to finance the purchase price payable in respect of the proposed acquisition of ViroPharma Incorporated (including certain related costs) and for the redemption of Shire’s US $1.1 billion convertible bonds due 2014 (the “Convertible Bonds”).  Shire agreed to cancel US $0.85 billion of the US $1.75 billion term loan facility because, following Shire’s announcement on November 26, 2013 that it would redeem all outstanding Convertible Bonds on December 27, 2013, bondholders exercised their conversion rights in respect of US $1,099,050,000 of the outstanding principal amount of the Convertible Bonds and only US $950,000 of the outstanding principal amount of the Convertible Bonds currently remains outstanding.

Other than as expressly modified pursuant to the Letter Agreement, the Facilities Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 10-K filed with the Securities and Exchange Commission by Shire on November 12, 2013, remains in full force and effect.  The foregoing description of the Letter Agreement is not complete and is qualified in its entirety be reference to the Letter Agreement, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Letter agreement dated December 13, 2013 among Shire plc, Morgan Stanley Bank International Limited, as agent, and the other parties thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shire plc

By:	/s/ Graham Hetherington
	Name:	Graham Hetherington
	Title:	Chief Financial Officer

 Date: December 16, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter agreement dated December 13, 2013 among Shire plc, Morgan Stanley Bank International Limited, as agent, and the other parties thereto